QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in this Registration Statement of Cymer, Inc. on Form S-3 of our report dated January 28, 2000 appearing in the Annual Report on Form 10-K of Cymer, Inc. for the year ended December 31, 2001 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ Deloitte & Touche LLP San Diego, California May 16, 2002

QuickLinks

  EXHIBIT 23.2
INDEPENDENT AUDITORS' CONSENT